                                                                     EXHIBIT (J)

[KPMG letterhead]


                          Independent Auditors' Consent


The Board of Directors
Fortis Money Portfolios, Inc.


We consent to the use of our report incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Financial Statements" in Part B of the Registration Statement.




                                                                    /s/ KPMG LLP

                                                                     KPMG LLP


Minneapolis, Minnesota
January 28, 2000